Exhibit 99.1

NEWS BULLETIN

M.D.C. HOLDINGS, INC.                                   RICHMOND AMERICAN HOMES
                                                         HOMEAMERICAN MORTGAGE

FOR IMMEDIATE RELEASE
WEDNESDAY, JULY 7, 1999
------------------------------------------------------------------------------

Contacts:    Paris G. Reece III                   Daniel S. Japha
             Chief Financial Officer              Director, Investor Relations
             (303) 804-7706                       (303) 804-7730
             (Financial Information)              (General Information)

                   MDC HOLDINGS REPORTS RECORD SECOND QUARTER
                     HOME ORDERS, HOME CLOSINGS AND BACKLOG

         DENVER, Wednesday, July 7, 1999 - M.D.C. Holdings, Inc. (NYSE/PCX: MDC) today announced a record level of second quarter and first half home orders and home closings, as well as the highest quarter-end backlog in its history. The Company received orders for 2,029 homes and 4,275 homes, respectively, during the second quarter and first six months of 1999, representing increases of 10% and 4% (approximately 20% and 13% on a "same-store" basis) over the 1,849 home orders and 4,125 home orders, respectively, received for the same periods in 1998. The second quarter 1999 home order increase featured relatively strong absorptions in both Virginia and Maryland (up 19% and 15%, respectively), continued strength in the demand for new homes in Colorado (up 11%) and the Company's expansion to six active subdivisions in Northern California, compared with one a year ago. MDC closed 1,864 homes and 3,311 homes, respectively, for the three and six months ended June 30, 1999, compared with closings of 1,562 homes and 2,832 homes, respectively, for the same periods in 1998. The 1,864 homes closed in the 1999 second quarter was the highest number of closings for any quarter in the Company's history. The strong 1999 second quarter home orders contributed to a record quarter-end backlog level at June 30, 1999 of 3,894 homes with an estimated sales value of $800 million, a 17% increase over the backlog of 3,325 homes with an estimated sales value of $640 million at June 30, 1998.

         MDC also announced that it anticipates releasing its earnings and holding its quarterly conference call for the second quarter and first half of 1999 on July 20, 1999.

         MDC is one of the largest homebuilders in the United States. The Company also provides mortgage financing, primarily for MDC's home buyers, through its wholly owned subsidiary, HomeAmerican Mortgage Corporation. MDC is a major regional homebuilder with a significant presence in some of the country's best housing markets. The Company is the largest homebuilder in metropolitan Denver; among the top five homebuilders in Northern Virginia, Phoenix, Tucson and Colorado Springs; among the top ten homebuilders in Southern California, suburban Maryland and Las Vegas; and has a growing presence in the San Francisco Bay area.

                                    -more-

                              M.D.C. HOLDINGS, INC.
                          Homebuilding Operational Data

                                                            Three Months                  Six Months
                                                            Ended June 30,               Ended June 30,
                                                      -------------------------    ----------------------------
                                                          1999           1998           1999           1998
                                                      -----------    -----------    -----------    ------------
       Orders For Homes, net (units)
              Colorado.............................            759            687          1,604          1,597
              California...........................            407            310            800            620
              Arizona..............................            413            430            938            951
              Nevada...............................            146            163            274            305
              Virginia.............................            194            163            461            427
              Maryland.............................            110             96            198            225
                                                       -----------    -----------    -----------    -----------
                   Total...........................          2,029          1,849          4,275          4,125
                                                       ===========    ===========    ===========    ===========

       Homes Closed (units)
              Colorado.............................            691            631          1,193          1,111
              California...........................            317            194            540            375
              Arizona..............................            469            365            855            691
              Nevada...............................            115            106            256            196
              Virginia.............................            190            163            310            285
              Maryland.............................             82            103            157            174
                                                       -----------    -----------    -----------    -----------
                   Total...........................          1,864          1,562          3,311          2,832
                                                       ===========    ===========    ===========    ===========

                                                         June 30,       June 30,
                                                           1999           1998
                                                      ------------   ------------
       Backlog (units)
              Colorado.............................          1,766          1,366
              California...........................            586            515
              Arizona..............................            779            653
              Nevada...............................            164            204
              Virginia.............................            405            353
              Maryland.............................            194            234
                                                       -----------    -----------
                   Total...........................          3,894          3,325
                                                       ===========    ===========
                   Estimated Sales Value (dollars
                      in thousands)................    $   800,000    $   640,000
                                                       ===========    ===========


                                      -###-

                            M.D.C. Holdings, Inc.

                  Record-Setting Mid-Year 1999 Performance


Performance Graphs

     Set forth below are graphs that show the increasing levels of Home Orders, Home Closings and Backlog over a four and one-half year period.


                             Home Orders

     |----------------------------------------------------------|
     |                                  |                       |
     |                            7,191 |                       |
7,000|                          |------||                       |
     |                          |      ||                       |
6,000|                   5,769  |      ||                       | 2nd Qtr 1999
     |          5,049  |------| |      ||                       |
5,000| 4,536  |------| |      | |      ||                       |    Up 10%
     |------| |      | |      | |      ||   4,125      4,275    |
4,000|      | |      | |      | |      |||---------||---------| |
     |      | |      | |      | |      |||  1,849  ||  2,029  | | 1st Half 1999
3,000|      | |      | |      | |      |||(2nd Qtr)||(2nd Qtr)| |
     |      | |      | |      | |      |||---------||---------| |    Up 4%
2,000|      | |      | |      | |      |||  2,276  ||  2,246  | |
     |      | |      | |      | |      |||(1st Qtr)||(1st Qtr)| |
1,000|      | |      | |      | |      |||         ||         | |
    0|----------------------------------------------------------|
                                          6 Mths Ended June 30,
       1995     1996     1997     1998    ---------------------
                                             1998       1999




                             Home Closings

     |----------------------------------------------------------|
     |                            6,293 |                       |
6,000|                          |------||                       |
     |                   5,223  |      ||                       | 2nd Qtr 1999
5,000|          4,974  |------| |      ||                       |
     | 4,570  |------| |      | |      ||                       |    Up 19%
4,000|------| |      | |      | |      ||                       |
     |      | |      | |      | |      ||              3,311    |
3,000|      | |      | |      | |      ||   2,832   |---------| | 1st Half 1999
     |      | |      | |      | |      |||---------||         | |
2,000|      | |      | |      | |      |||  1,562  ||  1,864  | |    Up 17%
     |      | |      | |      | |      |||(2nd Qtr)||(2nd Qtr)| |
1,000|      | |      | |      | |      |||  1,270  ||  1,447  | |
     |      | |      | |      | |      |||(1st Qtr)||(1st Qtr)| |
    0|----------------------------------------------------------|
                                          6 Mths Ended June 30,
       1995     1996     1997     1998    ---------------------
                                             1998       1999


                               Backlog

     |----------------------------------------------------------| June 30, 1999
     |                                  |                       |
     |                                  |                       |    Up 17%
     |                                  |                       |
4,000|                                  |              3,894    |
     |                                  |   3,325   |---------| |
3,000|                            2,930 ||---------||         | |
     |                   2,032  |------|||         ||         | |
2,000|                 |------| |      |||         ||         | |
     | 1,355    1,486  |      | |      |||         ||         | |
1,000|------| |------| |      | |      |||         ||         | |
     |      | |      | |      | |      |||         ||         | |
    0|----------------------------------------------------------|
                                                June 30,
       1995     1996     1997     1998    ---------------------
                                             1998       1999